Exhibit 32.1

Certification Pursuant to
18 U.S.C. Section 1350,
as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

Each of the undersigned officers of PHC, Inc. (the “Company”) hereby certifies that, to the best of their knowledge, the Quarterly Report on Form 10-Q for the quarter ended December 31, 2008 (the “Report”), as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and that the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  February 17, 2008                                                                                        By:   /s/       Bruce A. Shear__________
                                                                                       Bruce A. Shear, President
                                                                                                                                                       and Chief Executive Officer

Date:  February 17, 2008                                                                                        By:   /s/       Paula C. Wurts__________
                                                                                                                                                       Paula C. Wurts,
                                                                                                                                                       Chief Financial Officer